EXHIBIT 99.2

STONY HILL CORP. AND STONY HILL VENTURES CORP.

PRO FORMA COMBINED FINANCIAL STATEMENTS

(unaudited)

Description	Page (s)
Notes to Unaudited Pro Forma Combined Financial Statements	F-2
Unaudited Pro Forma Combined Balance Sheet as of September 30, 2016	F-4
Unaudited Pro Forma Combined Statement of Operations for the six months ended September 30, 2016	F-5
Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 2016	F-6

F-1

STONY HILL CORP. AND STONY HILL VENTURS CORP.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2016

(unaudited)

Note 1 - Basis of Presentation

The following unaudited pro forma combined financial statements give effect to the Share Exchange Agreement (“Share Exchange Agreement”) between Stony Hill Corp., a Nevada corporation (the “Company”), and Stony Hill Ventures Corp., a Nevada corporation (“Stony Hill Ventures”). On November 4, 2016, the Company, entered into a Share Exchange Agreement by and among the Company, Stony Hill Ventures, and the holders of common stock of Stony Hill Ventures, which consisted of 26 stockholders. Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 10,840,000 shares of common stock of the Company in consideration for all the issued and outstanding shares in Stony Hill Ventures. The effect of the issuance is that former Stony Hill Ventures shareholders now hold approximately 76% of the issued and outstanding shares of common stock of the Company, and Stony Hill Ventures is now a wholly-owned subsidiary of the Company.

Damian Marley, the Company’s new President and Chief Executive Officer, and sole member of the Board of Directors, is the holder of 3,150,000 shares, or 21.2%, of the outstanding common stock of the Company. Dan Dalton, the Company’s new Treasurer, is the holder of 2,250,000 shares, or 15.1%, of the outstanding common stock of the Company. John Brady, the Company’s new Secretary, is holder of 2,000,000 shares, or 13.4%, of the outstanding common stock of the Company. The Company’s new officers and sole director, therefore, control an aggregate of 7,400,000, or 49.8%, of the outstanding common stock of the Company, on a fully diluted basis.

Stony Hill Ventures was incorporated on March 15, 2016, in Nevada. The business of Stony Hill Ventures is now our principal business. Stony Hill Ventures is organized for various investments under the Stony Hill brand as well as to conduct any other related business and activities. Stony Hill is the owner and has right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property, such as the name “Stony Hill” related to Damian Marley.

The unaudited pro forma balance sheet as of September 30, 2016, and the unaudited combined statement of operations for the six months ended September 30, 2016 and year ended March 31, 2016, presented herein give effect to the reverse merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma combined financial information is provided for illustrative purposes only. The unaudited pro forma combined financial information presented herein is based on management’s estimate of the effects of the reverse merger, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the reverse merger been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma combined financial information presented herein should be read in conjunction with the financial statements contained elsewhere in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission.

F-2

The following are the pro forma adjustments that were made to the combined financial statements:

On October 3, 2016, the Company declared a 1 for 10 stock split. The pro forma basic and diluted loss per common share is based on the weighted average number of common shares which would have been outstanding during the period if the recapitalization and the stock split had occurred at September 30, 2016 and March 31, 2016.

A.	The pro forma combined balance sheet has been adjusted to reflect the cancellation of approximately 60 million shares of the Company’s common stock (pre-split) in conjunction with the Share Exchange Agreement and to reflect a par value of $.00001 from a par value of $0.001.

B.	The pro forma combined statement of operations has been adjusted to reflect the expense of the deposit on acquisition that will be expensed upon the completion of the reverse merger.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after September 30, 2016, by the Company to consummate the Reverse Merger, except as noted above. Merger costs include fees payable for investment banking services, legal fees and accounting fees. Such costs will be expensed as incurred.

F-3

Stony Hill Corp. and Stony Hill Ventures Corp.

Pro Forma Combined Balance Sheet

As of September 30, 2016

(unaudited)

	Stony Hill Corp. (1)	Stony Hill Ventures Corp. (2)
	September 30, 2016	September 30, 2016	Pro Forma Adjustments		Pro Forma Combined
					(unaudited)
ASSETS
CURRENT ASSETS
Cash	$1,501	$255,339	$		$256,840
Cash held in trust	-	105,000			105,000
Total Current Assets	1,501	360,339	-		361,840

Deposit on acquisition	-	325,000	(325,000	)B	-

TOTAL ASSETS	$1,501	$685,339	$(325,000)		$361,840

LIABILITIES AND STOCKHOLDERS' Equity (DEFICIT)

Current Liabilities
Accounts payable	$1,842	$-	$-		$1,842
Due to related party	49,524	9,597	-		59,121
Total Current Liabilities	51,366	9,597	-		60,963

Stockholders' Deficit
Preferred stock	-	-			-
Common stock	10,004	108	(9,964	)A	148
Stock subscription receivable	-	(25,000)			(25,000)
Additional paid in capital	(1,914)	739,993	9,964	A	748,043
Accumulated deficit	(57,955)	(39,359)	(325,000	)B	(422,314)
Total Stockholders' Equity (Deficit)	(49,865)	675,742	(325,000)		300,877
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,501	$685,339	$(325,000)		$361,840

___________

(1)	Source: unaudited financial statements of Stony Hill Corp. as of September 30, 2016

(2)	Source: unaudited financial statements of Stony Hill Ventures Corp. included elsewhere in this form 8-K

See accompanying notes to unaudited pro forma combined financial statements

F-4

Stony Hill Corp. and Stony Hill Ventures Corp.

Pro Forma Combined Statement of Operations

For the Six Months Ended September 30, 2016

(unaudited)

	Stony Hill Corp. (1)	Stony Hill Ventures Corp. (2)	Pro Forma Adjustments		Pro Forma Combined

REVENUE	$-	$-	$-		$-

EXPENSES

General and administrative	$11,019	$31,183	$-		$42,202

TOTAL OPERATING EXPENSES	(11,019)	(31,183)			(42,202)

OTHER EXPENSE
Costs of reverse merger	-	-	(325,000	)B	(325,000)

NET LOSS	$(11,019)	$(31,183)	$(325,000)		$(367,202)

LOSS PER COMMON SHARE					$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED					14,150,989

___________

(1)	Source: unaudited financial statements of Stony Hill Corp. as of September 30, 2016

(2)	Source: unaudited financial statements of Stony Hill Ventures Corp. included elsewhere in this form 8-K

See accompanying notes to unaudited pro forma combined financial statements

F-5

Stony Hill Corp. and Stony Hill Ventures Corp.

Pro Forma Combined Statement of Operations

For the Year Ended March 31, 2016

(unaudited)

		Stony Hill
		Ventures Corp.
		(2)
	Stony Hill Corp	For the period
	(1)	from
	For the year ended	March 16, 2016 (inception) to	Pro Forma	Pro Forma
	March 31, 2016	March 31, 2016	Adjustments	Combined
				(unaudited)
REVENUE	$-	$-	$-	$-

EXPENSES

General and administrative	$6,637	$8,176	$-	$14,813

TOTAL OPERATING EXPENSES	(6,637)	(8,176)		(14,813)

NET LOSS	$(6,637)	$(8,176)	$-	$(14,813)

LOSS PER COMMON SHARE				$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED				14,090,000

___________

(1)	Source: audited financial statements of Stony Hill Corp. as of March 31, 2016

(2)	Source: audited financial statements of Stony Hill Ventures Corp. included in form 8-K filed on November 10, 2016

See accompanying notes to unaudited pro forma combined financial statements

F-6